Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Travelport Worldwide Limited (the “Company”) on Form 10-K for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof   (the “Report”), Gordon Wilson, as Chief Executive Officer of the Company, and Bernard Bot, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 20, 2018	/s/ Gordon Wilson
Gordon Wilson
Chief Executive Officer

February 20, 2018	/s/ Bernard Bot
Bernard Bot
Executive Vice President and Chief Financial Officer